UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2012

TERRA NITROGEN COMPANY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	033-43007	73-1389684
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

4 Parkway North, Suite 400 Deerfield, Illinois		60015
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 405-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

On February 10, 2012, Terra Nitrogen Company, L.P., a Delaware limited partnership issued a press release announcing a cash distribution for the quarter ended December 31, 2011. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated February 10, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA NITROGEN COMPANY, L.P.
By: Terra Nitrogen GP Inc.
Its: General Partner

/s/ DOUGLAS C. BARNARD
Name:	Douglas C. Barnard
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: February 13, 2012

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated February 10, 2012